                                                                    EXHIBIT 10.1


                 RULES OF THE STARBUCKS UK SHARE INCENTIVE PLAN

1        INTERPRETATION

1.1 In the Rules, unless the context otherwise requires, the following words and expressions have the following meanings:

         ACCUMULATION PERIOD           a period determined at the discretion of
                                       the Company, not exceeding 12 months
                                       which must be the same for all
                                       individuals entering into Partnership
                                       Shares Agreements;

         APPROPRIATE                   to confer a beneficial interest in
                                       Matching Shares on a Participant, subject to the provisions of the Plan, and the expressions "Appropriation" and
                                       "Appropriated" shall be construed
                                       accordingly;

         ASSOCIATE                     the meaning set out in paragraphs 22, 23
                                       and 24 of Schedule 2;

         ASSOCIATED COMPANY            in relation to two companies if:

                                       (a)   one company has control of the
                                             other; or

                                       (b)   both are under the control of the
                                             same person or persons;

                                       and for the purposes of this definition, "control" has the meaning set out in section 416(2) to (6) ICTA 1988;

         AWARD the award to Participants of Partnership Shares or Matching Shares in accordance with the Plan and "Awarded" shall be construed accordingly;

         CAPITAL RECEIPT               a receipt by the Trustee of money or
                                       money's worth of the type defined in
                                       section 502 ITEPA 2003;

         CLOSE COMPANY                 the meaning set out in section 414 ICTA
                                       1988 as modified by paragraph 20 of
                                       Schedule 2;
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         COMPANY                       Starbucks Corporation, incorporated under
                                       the laws of the State of Washington,
                                       United States of America;

         CONNECTED COMPANY             (a)   a company which Controls or is
                                             Controlled by the Company or which
                                             is controlled by a company which
                                             also Controls the Company; or

                                       (b)   a company which is a member of a
                                             Consortium owning the Company or
                                             which is owned in part by the
                                             Company as a member of the
                                             Consortium;

         CONSORTIUM                    the meaning set out in section 99(3) of
                                       Schedule 2;

         CONTROL                       the meaning set out in section 840 ICTA
                                       1988;

         DIRECTORS                     the board of directors of the Company or
                                       a duly authorised committee thereof;

         ELIGIBLE PARTNER              (a)   an individual who in the case of
                                             Partnership Shares or Matching
                                             Shares:

                                       (i)     if there is no Accumulation
                                               Period, at the time the money for
                                               the acquisition of such
                                               Partnership Shares is deducted;
                                               and

                                       (ii)    if there is an Accumulation
                                               Period, at the time of the first
                                               deduction of money for the
                                               acquisition of such Partnership
                                               Shares

                                       in either case:

                                             (aa)    is an employee of a
                                                     Participating Company;

                                             (ab)    has been such an employee
                                                     (or has otherwise been an
                                                     employee of a Qualifying
                                                     Company) at all times
                                                     during any Qualifying
                                                     Period;


                                                                             (2)
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                                             (ac)    has earnings in respect of
                                                     his office or employment
                                                     with a Participating
                                                     Company which are (or would
                                                     be if there were any)
                                                     general earnings to which
                                                     section 15 or 21 of ITEPA
                                                     2003 applies;

                                             (ad)    has not either himself or
                                                     through any Associate and
                                                     whether in either case
                                                     alone or together with one
                                                     or more Associates has not
                                                     had within the preceding 12
                                                     months, a Material Interest
                                                     in a Close Company whose
                                                     shares may be Appropriated
                                                     or acquired under the Plan
                                                     or a company which has
                                                     Control of such a company
                                                     or is a member of a
                                                     Consortium which owns such
                                                     a company; and

                                             (ae)    does not at the same time
                                                     participate in a share
                                                     incentive plan approved
                                                     under Schedule 2 (other
                                                     than the Plan) established
                                                     by the Company or a
                                                     Connected Company (which
                                                     for the avoidance of doubt
                                                     shall include where an
                                                     employee would have
                                                     participated but for his
                                                     failure to obtain a
                                                     performance allowance);

                                       (b)   an individual who at the relevant
                                             time satisfies the requirements at
                                             (a) above, excluding (ac), whom the
                                             Company has, in its absolute
                                             discretion, determined should be
                                             included;

         EMPLOYEES' SHARE SCHEME       the meaning set out in section 743 of the
                                       Companies Act 1985;

         EMPLOYER COMPANY              the Participating Company which employs
                                       an Eligible Partner or, if a Participant is no longer an Eligible Partner, the company which employs the


                                                                             (3)
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                                       Participant (or last employed the
                                       Participant) in Relevant Employment so
                                       long as that company is one to which PAYE regulations apply at that time;

         EXCHANGE RATE                 for any day means the closing mid-point
                                       spot rate UK Pound against the US Dollar for that day, as quoted by the Financial
                                       Times newspaper;

         FORFEITURE PERIOD             the period(s) determined by the Company
                                       pursuant to Rule 9.2.5 or 9.2.6, as
                                       appropriate, provided that the period(s) shall not exceed 3 years from the relevant date of Appropriation;

         ICTA 1988                     the Income and Corporation Taxes Act
                                       1988;

         INITIAL MARKET VALUE          the Market Value of a Matching Share on
                                       the Matching Shares Appropriation Date;

         ITEPA 2003                    the Income Tax (Earnings and Pensions)
                                       Act 2003;

         MARKET VALUE                  (a)   on any date, (if agreed for the
                                             purposes of the Plan with Inland
                                             Revenue Shares Valuation on or
                                             before that day) the regular
                                             trading session closing price of a
                                             Share on that day as reported by
                                             The Nasdaq Stock Market, Inc.
                                             converted into UK Pounds at the
                                             Exchange Rate for that date; or

                                       (b)   if on that date the shares are not
                                             traded on Nasdaq, the market value
                                             of a Share as determined in
                                             accordance with the provisions of
                                             Part VIII TCGA 1992 and paragraph
                                             92 of Schedule 2 and agreed for the
                                             purposes of the Plan with Inland
                                             Revenue Shares Valuation on or
                                             before that day;

         MATCHING SHARES               Shares entitlement to which is as set out
                                       in Part II which shall:

                                       (a)   be shares of the same class and
                                             carry the same rights as the
                                             Partnership Shares to which they
                                             relate;


                                                                             (4)
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                                       (b)   be Appropriated on the same day as
                                             the Partnership Shares to which
                                             they relate are acquired; and

                                       (c)   be Appropriated to all Participants
                                             on exactly the same basis;

         MATCHING SHARES               the date on which the Trustee
         APPROPRIATION DATE            Appropriates an Award of Matching Shares;

         MATCHING SHARES HOLDING       the period beginning on the Matching
         PERIOD                        Shares Appropriation Date and ending on a
                                       date determined from time to time at the discretion of the Company, and being not earlier than the third anniversary nor later than the fifth anniversary of the Matching Shares Appropriation Date or, if earlier, the date on which the Participant ceases to be in Relevant
                                       Employment, and which period shall be the same for all Matching Shares comprised in the same Award and shall not be increased at any time in respect of Matching Shares already Appropriated;

         MATERIAL INTEREST             the meaning set out in paragraphs 19 to
                                       21 of Schedule 2;

         PARTICIPANT                   an Eligible Partner to whom the Trustee
                                       has made an Appropriation or on whose
                                       behalf Partnership Shares have been
                                       acquired or, where the context permits,
                                       an individual who has submitted a duly
                                       completed Partnership Shares Agreement in accordance with Rule 4.3.5;

         PARTICIPATING COMPANY         any Subsidiary which is a party to the
                                       Trust Deed or has pursuant to clause 9
                                       executed a deed of adherence and to which the Plan continues to extend;

         PARTNERSHIP SHARES            Shares entitlement to which is as set out
                                       in Part I;


                                                                             (5)
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         PARTNERSHIP SHARES            the date determined by the Trustee in
         ACQUISITION DATE              accordance with Rule 4.3.4;

         PARTNERSHIP SHARES            an agreement issued by the Company under
         AGREEMENT                     Rule 4.4;

         PARTNERSHIP SHARES            the date specified in the Partnership
         CLOSING DATE                  Shares Invitation by which the completed
                                       Partnership Shares Agreement must be
                                       received by the Trustee;

         PARTNERSHIP SHARES            an invitation issued by the Company under
         INVITATION                    Rule 4;

         PARTNERSHIP SHARES            in the case of a Partnership Shares
         MARKET VALUE                  Agreement with:

                                       (a)   an Accumulation Period, the lower
                                             of the Market Value of a Share on:

                                             (i)     the first day of the
                                                     Accumulation Period; or

                                             (ii)    the Partnership Shares
                                                     Acquisition Date;

                                       (b)   no Accumulation Period, the Market
                                             Value of a Share on the Partnership
                                             Shares Acquisition Date;

         PARTNERSHIP SHARES MONEY      the meaning given to that term by Rule
                                       4.5.2;

         PLAN the Starbucks UK Share Incentive Plan as constituted by the Trust Deed and the Rules in their present form or as amended from time to time;

         PLAN SHARES                   Partnership Shares and Matching Shares
                                       which have been Appropriated to, or
                                       acquired on behalf of, a Participant or
                                       are held on his behalf by the Trustee;

         QUALIFYING COMPANY            the meaning set out in paragraph 17 of
                                       Schedule 2;

         QUALIFYING CORPORATE BOND     the meaning set out in section 117 TCGA
                                       1992;


                                                                             (6)
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         QUALIFYING PERIOD             a period determined by the Company in
                                       relation to any Award of Shares under the Plan which may be different for different Awards provided that:

                                       (a)   in the case of Partnership Shares
                                             and Matching Shares where there is
                                             an Accumulation Period it shall not
                                             exceed the period of 6 months
                                             before the beginning of the
                                             Accumulation Period;

                                       (b)   in the case of Partnership Shares
                                             and Matching Shares where there is
                                             no Accumulation Period it shall not
                                             exceed the period of 18 months
                                             before the deduction of money for
                                             the acquisition of the Partnership
                                             Shares;

         RELEVANT AMOUNT               in respect of Partnership Shares, in any
                                       Year of Assessment, the lower of:

                                             (i)     L1,500; and

                                             (ii)    10% of Salary

                                       subject in each case to such amendment as may be made to any one of more of those limits as contained in ITEPA 2003 from time to time and where in the same Year of Assessment an Eligible Partner participates in one or more other share incentive plans approved under Schedule 2 and established by the Company or a Connected Company, any shares acquired under such plans shall be aggregated with any Shares acquired under the Plan for the purposes of determining the Relevant Amount;

         RELEVANT EMPLOYMENT           employment by the Company or any
                                       Associated Company of the Company;

         RETIREMENT AGE                the age of 50;

         RULES                         these rules as from time to time amended;


                                                                             (7)
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         SALARY                        the meaning set out in paragraph 43(4) of
                                       Schedule 2 (subject to the Company
                                       determining that any particular
                                       description of earnings should not be
                                       counted as part of an employee's salary
                                       in accordance with paragraph 46(4A)(b) of
                                       Schedule 2);

         SCHEDULE 2                    Schedule 2 to ITEPA 2003;

         SHARES fully paid shares of common stock of the Company (or any shares representing the same) which satisfy the conditions in paragraphs 26 to 33 inclusive of Schedule 2;

         SUBSIDIARY                    any company over which the Company has
                                       Control;

         TCGA 1992                     the Taxation of Chargeable Gains Act
                                       1992;

         YEAR OF ASSESSMENT            a period commencing on 6 April in any
                                       year and ending on 5 April in the
                                       following year.

1.2      In the Plan, unless otherwise specified:

         1.2.1 the contents, clause and Rule headings are inserted for ease of reference only and do not affect the interpretation of the Plan;

         1.2.2 references to clauses, Rules, Parts and the Schedule are respectively to clauses, rules, parts of, and this schedule to the Trust Deed;

         1.2.3 save as provided for by law and subject to Rule 24.6, a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

         1.2.4 the singular includes the plural and vice-versa and the masculine includes the feminine;

         1.2.5 a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof;


                                                                             (8)
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         1.2.6    the Interpretation Act 1978 applies to the Plan in the same way as it applies to an enactment; and

         1.2.7 unless the context otherwise requires, the definitions set out in clause 1.1 of the Trust Deed shall apply to the Rules.

2        PURPOSE OF PLAN

         The purpose of the Plan is to enable Eligible Partners of Participating Companies to acquire shares in the Company which give them a continuing stake in the Company.

3        PARTICIPATION ON SAME TERMS

         On each occasion when an Award is to be made, every Eligible Partner or individual who may be an Eligible Partner for the Award in question shall be invited to participate in an Award on the same terms and those who do actually participate must do so on the same terms.


                                                                             (9)

                           PART I - PARTNERSHIP SHARES

4        PARTNERSHIP SHARES INVITATIONS

4.1      ISSUE OF PARTNERSHIP SHARES INVITATIONS

         The Company may in its absolute discretion determine that an Award of Partnership Shares may be made and, accordingly, issue invitations.

4.2      TIMING OF PARTNERSHIP SHARES INVITATIONS

         Where Partnership Shares Invitations are to be issued, this must occur before the commencement of any relevant Accumulation Period.

4.3      CONTENTS OF PARTNERSHIP SHARES INVITATIONS

         Partnership Shares Invitations shall be in such form as the Company may determine from time to time and shall state:

         4.3.1    the Partnership Shares Closing Date;

         4.3.2 the maximum Salary deduction permitted under the Partnership Shares Agreement (being the lesser of the Relevant Amount and such other amount as the Company may determine and specify);

         4.3.3 the minimum Salary deduction permitted determined by the Company which sum must be no greater than L10 on any occasion (or such other amount as may be permitted from time to time under paragraph 47 of Schedule 2);

         4.3.4 the expected Partnership Shares Acquisition Date being a date determined by the Trustee and the Company which:

                  4.3.4.1 where there is no Accumulation Period, shall be within 30 days after the deduction from Salary referred to in Rule 4.5.2 is made;

                  4.3.4.2 where there is an Accumulation Period shall be not more than 30 days after the end of the Accumulation Period.

         4.3.5 that an Eligible Partner or individual who may be an Eligible Partner who wishes to accept Partnership Shares under the Award shall submit to the Trustee, prior to the Partnership Shares Closing Date, a duly completed Partnership Shares Agreement;


                                                                            (10)

         4.3.6 if applicable, the maximum number of Partnership Shares to be made subject to the Award on this occasion; and

         4.3.7 if appropriate, the commencement date (which may not commence later than the date of the first Salary deduction to be made under the individual's Partnership Shares Agreement) and length of the Accumulation Period.

4.4      PARTNERSHIP SHARES AGREEMENT AND PARTNERSHIP SHARES INVITATION

         Each Eligible Partner or individual who may be an Eligible Partner for the Award in question who does not already have in force a Partnership Shares Agreement in respect of the relevant Award of Partnership Shares shall be sent a Partnership Shares Agreement in respect of the relevant Award of Partnership Shares.

4.5      CONTENTS OF PARTNERSHIP SHARES AGREEMENT

         A Partnership Shares Agreement shall be in such form as the Company may determine from time to time and shall:

         4.5.1 set out a notice in the form prescribed by regulations pursuant to paragraph 48 of Schedule 2;

         4.5.2 require the individual executing the relevant Partnership Shares Agreement to state the amount of Salary deduction(s) and not exceeding the maximum permitted under Rule 4.3.2) which he wishes to allocate for the purchase of Partnership Shares under the Partnership Shares Agreement (the "Partnership Shares Money"); and

         4.5.3    state the intervals at which such amounts should be deducted;
                  and

         4.5.4 state whether any excess amount remaining after the acquisition of Partnership Shares will be:

                  4.5.4.1 paid over to the Participant subject to the Trustee complying with Rule 19; or

                  4.5.4.2 with the agreement of the Participant, retained by the Trustee and added to the next Accumulation Period or where there is no next Accumulation Period, retained by the Trustee and added to the next Salary deduction; and


                                                                            (11)

         4.5.5 state the commencement date (which may not commence later than the date of the first Salary deduction to be made under the Eligible Partner's Partnership Shares Agreement) and length of the Accumulation Period, if applicable.


4.6      AGREEMENT MAY BE WITHDRAWN

         A Partnership Shares Agreement shall take effect in relation to any Award of Partnership Shares until such time as a Participant notifies the Employer Company that he no longer wishes to so participate.

4.7      EXCESS SALARY DEDUCTIONS

         Any amounts deducted in excess of the amounts permitted must be paid over to the Participant as soon as practicable.

4.8      SCALING DOWN

         If the number of Partnership Shares for which applications have been received is in excess of any maximum specified in accordance with Rule
         4.3.6 the amount of deduction of Partnership Shares Money specified by each Participant shall be reduced pro rata. For the purpose of this Rule 4.8, the number of Partnership Shares for which applications have been received shall be:

         4.8.1 where there is not an Accumulation Period, the total amount to be deducted during the month divided by the Market Value on the first day of the month; and

         4.8.2 where there is an Accumulation Period, the total amount expected to be deducted during the Accumulation Period (assuming no instructions are received from Participants under Rule 5) divided by the Market Value on the first day of the Accumulation Period.

4.9      PARTNERSHIP SHARES MONEY HELD FOR PARTICIPANT

         Partnership Shares Money must, subject to Rules 5.4 and 8.2, be:

         4.9.1    paid to the Trustee as soon as practicable; and

         4.9.2    held by the Trustee on behalf of a Participant with:

                  4.9.2.1 a person falling within section 840A (1) (b) of ICTA 1988;

                  4.9.2.2  a building society; or


                                                                            (12)

                  4.9.2.3  a firm falling within section 840A(1)(c) of ICTA
                           1988;

         until it is used to acquire Partnership Shares on behalf of the Participant from whose Salary the Partnership Shares Money has been deducted.

4.10     INTEREST ON PARTNERSHIP SHARES MONEY

         The Trustee must account to the Participant from whose Salary the Partnership Shares Money had been deducted, for any interest received on Partnership Shares Money held on his behalf. For the avoidance of doubt there is no obligation on the Trustee to arrange for any Partnership Shares Money to be deposited in an interest bearing account.

         Any Trustee which is a bank or building society shall, notwithstanding any benefit which may accrue to it as a result, itself be entitled to hold Partnership Shares Money in a designated account in its capacity as a bank or building society and not be obliged to account for any resultant profit.

5        INSTRUCTIONS GIVEN DURING ACCUMULATION PERIOD

5.1      VARIATION OF SALARY DEDUCTIONS AND INTERVALS

         Subject to Rules 4.3.2, 4.3.3, and 4.3.6, and notwithstanding Rule
         4.5.6 a Participant may, with the prior agreement of the Employer Company, vary the amount and or the intervals of the Salary deduction authorised under his Partnership Shares Agreement.

5.2      NOTICE TO SUSPEND SALARY DEDUCTIONS

         A Participant may, at any time, direct the Employer Company by notice in writing to:

         5.2.1    suspend the making of Salary deductions; or

         5.2.2    recommence the making of Salary deductions

         under his Partnership Shares Agreement provided always that:

         5.2.3 the Participant may not permit the Employer Company to make additional Salary deductions to make up for any Salary deductions which were missed; and

         5.2.4 the Participant may only make a direction under Rule 5.2.2 once in any Accumulation Period.


                                                                            (13)

5.3      NOTICE TO TERMINATE PARTNERSHIP SHARES AGREEMENT

         A Participant may at any time notify the Employer Company in writing that he wishes to terminate his Partnership Shares Agreement.

5.4      EMPLOYER COMPANY TO GIVE EFFECT TO NOTICES

         5.4.1 Where the Employer Company receives a notice to suspend or terminate deductions under Rule 5.2 or 5.3, it shall (unless a later date is specified in the notice) within 30 days of receipt of the notice give effect to the same, and shall:

                  5.4.1.1 cease all further deductions of Partnership Shares Money under the Participant's Partnership Shares Agreement;

                  5.4.1.2 in the case of a notice under Rule 5.3 subject to first complying with Rule 19 pay over or, as applicable, instruct the Trustee to pay over to that Participant as soon as practicable all Salary deductions of Partnership Shares Money that have been made under his Partnership Shares Agreement.

         5.4.2 When the Employer Company or the Trustee, as applicable, receives a notice to recommence Salary deductions under Rule 5.2, the Employer Company shall (unless a later date is specified in the notice) recommence deductions on the date of the first deduction due under the Partnership Shares Agreement following 30 days after receipt of the notice.

5.5      PARTNERSHIP SHARES AGREEMENT TO APPLY TO NEW HOLDING

         Where during an Accumulation Period a transaction occurs in relation to any of the Shares to be acquired under a Partnership Shares Agreement which results in a new holding of shares being equated with the original holding for the purposes of capital gains tax and the Participant gives his consent, the Partnership Shares Agreement shall have effect following that transaction as if it were an agreement for the purchase of shares comprised in the new holding. In the context of a new holding, any reference in this Rule 5.5 to shares includes a reference to securities and rights of any description which form part of the new holding for the purpose of Chapter II of Part IV TCGA 1992.


                                                                            (14)

6        ACQUISITION OF PARTNERSHIP SHARES

6.1      ACQUISITION OF SHARES BY TRUSTEE (NO ACCUMULATION PERIOD)

         After the deduction of Partnership Shares Money the Trustee shall calculate the number of Partnership Shares to be acquired on behalf of each Participant by dividing (as nearly as possible) each Participant's Partnership Shares Money deducted under his Partnership Shares Agreement by the Partnership Shares Market Value and shall acquire such Shares on behalf of Participants within 30 days of such deduction PROVIDED THAT if the number of Partnership Shares to be acquired would exceed the maximum specified under Rule 4.3.6, the number of Partnership Shares acquired on behalf on each Participant shall be reduced proportionately.

6.2      ACQUISITION OF SHARES BY TRUSTEE (WITH ACCUMULATION PERIOD)

         6.2.1 After the expiry of the Accumulation Period the Trustee shall calculate the number of Partnership Shares to be acquired on behalf of each Participant by dividing (as nearly as possible) each Participant's aggregate Partnership Shares Money deducted under his Partnership Shares Agreement during the Accumulation Period (together with any amount carried forward from a previous Accumulation Period) by the Partnership Shares Market Value and shall acquire such Shares on behalf of Participants accordingly PROVIDED THAT if the number of Partnership Shares to be acquired would exceed the maximum specified under Rule 4.3.6, the number of Partnership Shares acquired on behalf on each Participant shall be reduced proportionately.

         6.2.2 The Trustee shall within 30 days of the end of the Accumulation Period acquire the number of Shares determined in accordance with Rule 6.2.1 which shall be held on behalf of the respective Participant as Partnership Shares.

6.3      NOTIFICATION OF ACQUISITION TO PARTICIPANTS

         As soon as practicable after the Partnership Shares Acquisition Date, the Trustee shall notify each Participant on whose behalf Partnership Shares have been acquired of the:

         6.3.1 number and description of Partnership Shares acquired on his behalf;

         6.3.2    Partnership Shares Acquisition Date;

         6.3.3 aggregate amount of the Participant's Partnership Shares Money applied by the Trustee in acquiring the Partnership Shares; and


                                                                            (15)

         6.3.4 Market Value of Partnership Shares on the Partnership Shares Acquisition Date.

6.4      SALARY DEDUCTIONS NOT INVESTED IN PARTNERSHIP SHARES

         Any Partnership Shares Money not used to acquire Partnership Shares shall be dealt with in accordance with Rule 4.5.4.

7        TRANSFER OF PARTNERSHIP SHARES BY PARTICIPANT

7.1      PARTICIPANTS MAY REQUEST TRANSFER OF PARTNERSHIP SHARES

         A Participant may, at any time after the Partnership Shares Acquisition Date, direct the Trustee by notice in writing to:

         7.1.1    transfer his Partnership Shares to the Participant; or

         7.1.2 transfer his Partnership Shares to some other person named by the Participant; or

         7.1.3 dispose of those Partnership Shares by way of sale and to account for the proceeds to the Participant or some other person named by the Participant.

7.2      TRUSTEE TO COMPLY WITH REQUEST

         As soon as reasonably practicable, and in any event within 30 days after receipt of the notice, the Trustee shall comply with the instructions set out in such notice provided always that it shall first comply with Rules 19 and 20.

8        CESSATION OF RELEVANT EMPLOYMENT

8.1      TRUSTEE TO BE NOTIFIED OF CESSATION OF RELEVANT EMPLOYMENT

         If a Participant ceases to be in Relevant Employment then the Employer Company shall within 14 days inform the Trustee of such cessation.

8.2      CESSATION OF RELEVANT EMPLOYMENT PRIOR TO PARTNERSHIP SHARES
         ACQUISITION DATE

         8.2.1 Where there is no Accumulation Period and a Participant ceases to be in Relevant Employment before the Partnership Shares Acquisition Date but after the deduction of Partnership Shares Money he shall be treated as ceasing to be in Relevant Employment immediately after his Partnership Shares are awarded to him.


                                                                            (16)

         8.2.2 Where there is an Accumulation Period and a Participant ceases to be in Relevant Employment during the Accumulation Period the Employer Company shall, subject to first complying with Rule 19, pay over to that Participant as soon as reasonably practicable all deductions of Partnership Shares Money that have been made under his Partnership Shares Agreement.

         8.2.3 Where there is an Accumulation Period and a Participant ceases to be in Relevant Employment after the final deduction of Partnership Shares Money and before the Partnership Shares Acquisition Date he shall be treated as ceasing to be in Relevant Employment immediately after his Partnership Shares are awarded to him.

8.3      TRANSFER OF PARTNERSHIP SHARES ON CESSATION OF RELEVANT EMPLOYMENT

         Where the Trustee receives a notification under Rule 8.1 then as soon as reasonably practicable after the receipt of such notification and in any event within 30 days after the cessation of the Relevant Employment the Trustee shall transfer the Partnership Shares to the Participant unless otherwise directed by him in writing prior to the transfer provided always that the Trustee shall first comply with Rule 20.


                                                                            (17)

                            PART II - MATCHING SHARES

9        NOTIFICATION OF MATCHING SHARES

9.1      RELATIONSHIP TO PARTNERSHIP SHARES

         Where the Company has exercised its discretion under Rule 4.1 it may in its absolute discretion also determine that an Appropriation of Matching Shares shall be made to those Participants who enter into a Partnership Shares Agreement.

9.2      ADDITIONAL CONTENTS OF PARTNERSHIP SHARES AGREEMENT

         Where the Company exercise its discretion under Rule 9.1 then in addition to the requirements set out in Rule 4.5 each Partnership Shares Agreement shall state:

         9.2.1 the expected Matching Shares Appropriation Date (which shall be the same as the Partnership Shares Acquisition Date);

         9.2.2 the ratio of Matching Shares to Partnership Shares for this Award of Partnership Shares which:

                  9.2.2.1 shall not exceed a maximum of 3 Matching Shares for every 17 Partnership Shares acquired on behalf of the Participant; and

                  9.2.2.2  shall be the same ratio for all Participants;

         9.2.3 the circumstances and the manner in which the ratio may be changed by the Company, and if the Company decides to alter the ratio of Matching Shares to Partnership Shares prior to the Partnership Shares Acquisition Date it shall notify each Participant affected prior to the Partnership Shares Acquisition Date;

         9.2.4    the Matching Shares Holding Period;

         9.2.5 the Forfeiture Period applicable in the event of a transfer of Partnership Shares pursuant to Rule 7;

         9.2.6 that (as determined at the discretion of the Company) the provisions of either Rules 12.3 or 12.4 shall apply to the Award and, if Rule 12.4 applies, shall state what the applicable Forfeiture Period shall be;

         9.2.7 such additional information not inconsistent with the Rules and the Trust Deed as the Company may from time to time determine.


                                                                            (18)

10       APPROPRIATION OF MATCHING SHARES

10.1     DETERMINATION OF NUMBER OF MATCHING SHARES

         At the same time as the Trustee determines the number of Partnership Shares to be acquired pursuant to Rule 6.1 or 6.2 it shall additionally determine the number of Matching Shares to be Appropriated to each Participant.

10.2     APPROPRIATION OF MATCHING SHARES

         On the Matching Shares Appropriation Date the Trustee shall Appropriate to each Participant the number of Matching Shares notified to it under Rule 10.1.

10.3     NOTIFICATION OF APPROPRIATION TO PARTICIPANTS

         At the same time as making a notification pursuant to Rule 6.3 the Trustee shall notify each Participant to whom Matching Shares have been Appropriated of the:

         10.3.1 number and description of the Matching Shares Appropriated to him;

         10.3.2   Matching Shares Appropriation Date;

         10.3.3   Initial Market Value; and

         10.3.4   Matching Shares Holding Period.

11       RESTRICTIONS ON DEALINGS IN, AND PERMITTED TRANSFERS OF, MATCHING
         SHARES

11.1     RESTRICTIONS ON DISPOSALS BY PARTICIPANTS

         Subject to Rules 14 and 20 during the Matching Shares Holding Period a Participant shall:

         11.1.1   permit the Trustee to hold his Matching Shares; and

         11.1.2 not assign, charge or otherwise dispose of his beneficial interest in his Matching Shares.


                                                                            (19)

11.2     RESTRICTIONS ON DISPOSALS BY TRUSTEE

         Subject to Rules 12, 14 and 20 and paragraph 90(5) of Schedule 2 the Trustee shall not:

         11.2.1 dispose of any Matching Shares, whether by transfer to the Participant or otherwise, during the Matching Shares Holding Period;

         11.2.2 dispose of any Matching Shares after the Matching Shares Holding Period except in accordance with a direction given by or on behalf of the Participant; and

         11.2.3 deal with any right conferred in respect of a Participant's Matching Shares to be allotted other shares, securities or other rights except pursuant to a direction given by or on behalf of the Participant or any person in whom the beneficial interest in his Matching Shares is for the time being vested.

11.3     TRANSFER OF MATCHING SHARES AFTER MATCHING SHARES HOLDING PERIOD

         11.3.1 A Participant may, at any time after the Matching Shares Holding Period direct the Trustee by notice in writing to:

                  11.3.1.1 transfer the Participant's Matching Shares to the
                           Participant; or

                  11.3.1.2 transfer the Matching Shares to some other person named by the Participant; or

                  11.3.1.3 dispose of the Matching Shares by way of sale for the best consideration in money that can reasonably be obtained at the time of sale and to account for the proceeds to the Participant or some other person named by the Participant.

         11.3.2   Within 30 days after receipt of a notice referred to in Rule
                  11.3.1 the Trustee shall comply with the instructions set out in such notice


12       CESSATION OF RELEVANT EMPLOYMENT AND EARLY WITHDRAWAL OF PARTNERSHIP
         SHARES

12.1     TRUSTEE TO BE NOTIFIED OF CESSATION OF RELEVANT EMPLOYMENT

         If a Participant ceases to be in Relevant Employment then the Employer Company shall within 14 days inform the Trustee of such cessation and whether the provisions of Rule 12.3 or 12.4 apply.


                                                                            (20)

12.2     EARLY WITHDRAWAL OF PARTNERSHIP SHARES

         Where the Trustee receives a notice under Rule 7.1 before the expiry of the applicable Forfeiture Period then subject to Rules 12.5 and 12.6 the Participant's beneficial entitlement to his Matching Shares (awarded in respect of the Partnership Shares which are being withdrawn) shall lapse immediately and he shall cease to have any rights to such Matching Shares.

12.3     EARLY TRANSFER OF MATCHING SHARES

         Where the Trustee has been notified by the Employer Company that this Rule 12.3 applies then as soon as reasonably practicable after the receipt of such notification and in any event within 30 days after the cessation of the Relevant Employment the Trustee shall transfer the Matching Shares to the Participant or as directed by him in writing prior to the transfer provided always that the Trustee shall first comply with Rule 20.

12.4     FORFEITURE OF MATCHING SHARES

         Where the Trustee has been notified by the Employer Company that this Rule 12.4 applies then subject to Rules 12.5 and 12.6 the Participant's beneficial entitlement to his Matching Shares shall lapse immediately on his ceasing to be in Relevant Employment before the end of the Forfeiture Period and he shall cease to have any rights to such Matching Shares.

12.5     INJURY, DISABILITY, REDUNDANCY, RETIREMENT ETC

         Notwithstanding Rule 12.4 if a Participant ceases to be in Relevant Employment by reason of:

         12.5.1   injury or disability;

         12.5.2 redundancy within the meaning of the Employment Rights Act 1996 or the Employment Rights (Northern Ireland) Order 1996;

         12.5.3 a transfer of employment which is subject to the Transfer of Undertaking (Protection of Employment) Regulations 1981;

         12.5.4 a change of Control or other circumstances giving rise to the Participant's employing company ceasing to be an Associated Company of the Company or any Participating Company;


                                                                            (21)

         12.5.5   retirement on or after reaching Retirement Age;

         then the Trustee shall act in accordance with Rule 12.3.

12.6     DEATH

         If a Participant ceases to be in Relevant Employment by reason of his death, the Trustee shall act in accordance with Rule 13.5.


                                                                            (22)

                         PART III - GENERAL REQUIREMENTS

13       REQUIREMENTS GENERALLY APPLICABLE TO PLAN SHARES

13.1     PARTICIPANTS MAY ELECT NOT TO PARTICIPATE

         Notwithstanding any other Rule, a Participant may direct that Shares are not to be Appropriated to him or acquired on his behalf, by giving written notice to the Employer Company before the relevant Appropriation date or acquisition date.

13.2     INDIVIDUALS ELIGIBLE FOR APPROPRIATION

         No Appropriation or acquisition shall be made to or on behalf of an individual who is not an Eligible Partner.

13.3     SHARES NOT APPROPRIATED OR FORFEITED

         Shares which are not Appropriated nor acquired on behalf of the Participant or Matching Shares which have been forfeited under the Rules shall, on the instructions of the Company, be:

         13.3.1 returned by the Trustee to the Company (or the Company's nominee or agent); or

         13.3.2 sold and the proceeds used in accordance with the provisions of clause 4 of the Trust Deed.

13.4     SHARES CEASING TO QUALIFY

         If Shares which are held by the Trustee for the purposes of the Plan cease to be Shares, they shall not be used for the purposes of the Plan.

13.5     DEATH OF PARTICIPANT

         13.5.1 Following the death of a Participant, the Trustee shall, as soon as practicable after death, transfer the Participant's Plan Shares to or to the order of his legal personal representatives.

         13.5.2 All references in the Plan to a Participant shall, where the context requires, be references to the legal personal representative of the Participant.


                                                                            (23)

13.6     FUNDS TO BE PROVIDED BY PARTICIPATING COMPANIES

         13.6.1 If the Company directs that the Trustee shall acquire Matching Shares by purchase, each relevant Participating Company shall pay to the Trustee the monies that are required for the Trustee to purchase the number of Shares to be Appropriated to that Participating Company's Participants as Matching Shares; and

         13.6.2 the Trustee shall, if so directed by the Company, acquire by purchase Shares at any time using monies paid or loaned to it by Participating Companies for future Appropriations of Shares to Eligible Partners.

13.7     SHARES PURCHASED OFF MARKET BY TRUSTEE

         Where the Trustee is instructed by the Company to purchase Shares otherwise than through The Nasdaq Stock Market, Inc. the Trustee shall not purchase the Shares for a price in excess of that for which, in the opinion of the Company's brokers, it could purchase those Shares through The Nasdaq Stock Market, Inc.

13.8     SUBSCRIPTION PRICE

         Where Partnership Shares are subscribed for by the Trustee the subscription price for each Share shall be the higher of the:

         13.8.1   Partnership Shares Market Value; or

         13.8.2   par value of a Share.

         Upon the Trustee subscribing for Partnership Shares, Matching Shares will be issued to the Trustee for nil additional consideration.

13.9     RIGHTS ATTACHING TO SUBSCRIBED SHARES

         Shares acquired by the Trustee by subscription shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with other issued shares of the same class at the date of subscription save as regards any rights attaching to such Shares by reference to a record date prior to the date of such subscription or any permitted restriction under Schedule 2.

13.10    PROPORTIONATE APPORTIONMENT OF SHARES WITH DIFFERENT RIGHTS

         If the Shares to be Appropriated to, or acquired on behalf of each Participant, do not carry


                                                                            (24)
         the same rights as to dividends or otherwise, the shares appropriated to or acquired on behalf of each Participant shall (as nearly as possible) contain the same proportions of Shares with different rights.

13.11    FOREIGN DIVIDENDS

         Where any foreign cash dividend is received in respect of Plan Shares held on behalf of a Participant, the Trustee shall give him notice of the amount of any foreign tax deducted from the dividend before it was paid.

13.12    TIMING OF CONTRIBUTIONS TO TRUSTEE

         Monies to be paid by the Participating Companies to the Trustee for the purchase or subscription of Shares in respect of an Appropriation shall be paid not later than one week immediately prior to such relevant Appropriation date.

14       PERMITTED DEALINGS IN PLAN SHARES

         A Participant shall be entitled at any time to direct the Trustee to:

         14.1.1 accept an offer for any of his Plan Shares if the acceptance will result in a new holding being equated with the original shares for the purposes of capital gains tax; or

         14.1.2 accept an offer of a Qualifying Corporate Bond, whether alone or with cash or other assets or both, for his Plan Shares if the offer forms part of a general offer as referred in Rule 14.1.3; or

         14.1.3 accept an offer of cash, with or without other assets, for his Plan Shares if the offer forms part of a general offer which is made to holders of shares of the same class as his Plan Shares or of shares in the Company and which is made in the first instance on a condition such that if it is satisfied the person making the offer will have control of the Company within the meaning of section 416 of ICTA 1988; or

         14.1.4 agree a transaction affecting his Plan Shares, or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:

                  14.1.4.1 all the ordinary share capital of the Company or, as the case may be, all the shares of the class in question; or


                                                                            (25)

                  14.1.4.2 all the shares, or all the shares of the class in question, which are held by a class of shareholder identified otherwise than by reference to their employment or their participation in the Plan or any other approved share incentive plan.

15       RECEIPTS BY TRUSTEE

         Subject to Rule 19, the Trustee shall pay or transfer to a Participant any money or money's worth it receives in respect of, or by reference to, the Participant's Plan Shares unless it is a Capital Receipt which consists of a new holding referred to in Rule 17, provided that the Trustee shall not distribute any Capital Receipt to a Participant if the amount payable to that Participant would be less than L3.

16       EXERCISE OF VOTING RIGHTS ATTACHING TO PLAN SHARES

16.1     TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTIONS GIVEN BY PARTICIPANTS

         In the event of a general meeting of the Company or any separate general meeting of the holders of shares which include Plan Shares the Trustee shall act in accordance with any directions given by a Participant or other person in whom the beneficial interest in Plan Shares is for the time being vested in relation to their Plan Shares. In the absence of any such directions the Trustee need not take any action.

16.2     PARTICIPANT TO INSTRUCT TRUSTEE HOW TO VOTE

         Following receipt of any directions given pursuant to Rule 16.1:

         16.2.1 the Trustee shall not be obliged to attend the general meeting and may exercise the voting rights either personally or by proxy;

         16.2.2 in the case of "any other business" at an annual general meeting of the Company, the Trustee shall be entitled to vote (or refrain from voting) as it thinks fit; and

         16.2.3 on a poll, the Trustee shall vote or lodge proxy cards only in accordance with the directions of each Participant, which directions must have been returned to the Trustee in accordance with the instructions accompanying the notification. In the absence of any such direction the Trustee shall abstain from voting.

16.3     NOTIFICATION OF PARTICIPANTS' DIRECTIONS TO TRUSTEE TO BE IN WRITING

         Any direction given by a Participant to the Trustee pursuant to Rule
         16.1 shall be in writing under the hand of the Participant and shall not be binding upon the Trustee unless


                                                                            (26)
         it has been deposited at the registered office of the Company not less than 96 hours before the time for the holding of the meeting.

17       COMPANY RECONSTRUCTIONS

17.1     NEW HOLDINGS OF SHARES

         Subject to Rule 17.2, where there occurs in relation to a Participant's Plan Shares a company reconstruction which results in a new holding, or would result in a new holding were it not for the fact that the new holding consists of or includes a Qualifying Corporate Bond:

         17.1.1 the company reconstruction shall be treated as not involving a disposal of the Plan Shares comprised in the original holding;

         17.1.2 references in the Rules to a Participant's Plan Shares shall be construed, after the date of the company reconstruction, as being references to the shares comprised in the new holding;

         17.1.3 such new holding shall be deemed to have been Appropriated to or acquired on behalf of the Participant on the date the original holding was Appropriated to or acquired by him and shall be held by the Trustee on the same terms.

17.2     MEANING OF "NEW HOLDING"

         For the purpose of Rule 17.1:

         17.2.1 in the context of a new holding, any reference in this Rule 17 to shares includes a reference to securities and rights of any description which form part of the new holding for the purpose of Chapter II of Part IV TCGA 1992; and

         17.2.2 an issue of shares of any of the following descriptions (in respect of which a charge to income tax arises) made as part of a company reconstruction shall not be treated as forming part of a new holding:

                  17.2.2.1 redeemable shares or securities issued as mentioned in section 209(2)(c) ICTA 1988;

                  17.2.2.2 share capital issued in circumstances such that
                           section 210(1) ICTA 1988 applies;

                  17.2.2.3 share capital to which section 249 ICTA 1988 applies.


                                                                            (27)

18       RIGHTS ISSUES

18.1     APPLICATION OF RULE

         This Rule 18 applies to rights attaching to a Participant's Plan Shares to be allotted, on payment, other shares, securities or rights of any description in the same Company (together referred to as "Rights").

18.2     TRUSTEE TO PROVIDE INFORMATION TO PARTICIPANTS

         The Trustee shall inform each Participant of any Rights arising in respect of Plan Shares and shall either send the Participant a copy of the document relating to the Rights or sufficient details to enable the Participant to act in accordance with Rule 18.3.

18.3     PARTICIPANTS TO GIVE WRITTEN DIRECTIONS TO TRUSTEE

         The Trustee shall deal with the Rights only pursuant to a written direction given by, or on behalf of, the Participant or any person in whom the beneficial interest in the Plan Shares is for the time being vested. Such written direction must be received by the Trustee before the expiry of 5 days before the closing date for acceptance of the Rights offer or within such other time limit set at the absolute discretion of the Trustee, and may direct the Trustee to:

         18.3.1 take up all or part of the Rights provided that such instruction is accompanied by payment in cash of the amount necessary to exercise such rights; or

         18.3.2   sell all of the Rights; or

         18.3.3 sell such part of the Rights as enables the Trustee to use the proceeds of sale to exercise entitlement to the remaining Rights of the Participant.

18.4     CASH AMOUNTS ARISING TO BE DEALT WITH BY TRUSTEE

         Any cash arising from the disposal of the Rights (except insofar as it is used to exercise such Rights in accordance with Rule 18.3.3) shall be dealt with by the Trustee in accordance with Rule 15.


                                                                            (28)

18.5     FAILURE BY PARTICIPANT TO GIVE ANY DIRECTION

         If a Participant fails to give any direction under Rule 18.3, or has not otherwise authorised the Trustee, or fails to pay any appropriate amount of cash, then the Trustee shall take no action in respect of the Rights associated with that Participant's Plan Shares.

19       DUTY TO ACCOUNT FOR PAYE ON CASH AMOUNTS

19.1     TRUSTEE TO MAKE PAYE DEDUCTIONS

         The Trustee shall withhold from:

         19.1.1   a Capital Receipt referred to in Rule 15;

         19.1.2   any monies returned to individuals under Rules 4 and 6; and

         19.1.3 the proceeds of a disposal of Plan Shares by the Trustee in accordance with a direction from a Participant (except in so far as the proceeds are used to take up Rights in accordance with Rule 18.3.3)

         an amount equal to any income tax and employee's national insurance contributions chargeable on such sum for which the Employer Company or the Trustee is required to make a deduction under the PAYE system.

19.2     TRUSTEE TO DEAL WITH PAYE DEDUCTIONS

         19.2.1 The Trustee shall if it is responsible for operating PAYE in relation to such sum, retain it, or otherwise pay such sum as is referred to in Rule 19.1 to one or more Employer Companies in proportion to their respective obligations to operate PAYE in relation to such sum.

         19.2.2   If there is no Employer Company for the purposes of Rule
                  19.2.1 the Trustee shall deduct income tax at the basic rate for the time being in force as if the Participant were a former employee of the Trustee.

20       DUTY TO ACCOUNT FOR PAYE ON TRANSFERS OF ASSETS

20.1     TRUSTEE TO MAKE PAYE DEDUCTIONS

         Where under any Rule Plan Shares cease to be subject to the Plan and in relation to:


                                                                            (29)

         20.1.1 Partnership Shares it is prior to the fifth anniversary of the Partnership Shares Acquisition Date; or

         20.1.2 Matching Shares it is prior to the fifth anniversary of the Matching Shares Appropriation Date the Trustee shall unless otherwise provided with funds from the Participant to meet any liability for income tax and/or employee's national insurance contributions, dispose of a sufficient number of the Participant's Plan Shares (for the best consideration in money that can reasonably be obtained at the time of sale), the proceeds of which shall (as far as possible) be equal to any income tax and/or employees' national insurance contributions chargeable on the Plan Shares to be transferred and for which the Trustee or an Employer Company is required to make a PAYE deduction.

20.2     TRUSTEE TO DEAL WITH PAYE DEDUCTIONS

         The Trustee and/or an Employer Company shall account to the Board of Inland Revenue for any income tax and/or employees' national insurance contributions referred to in Rule 20.1 and shall pay over to the Participant the difference (if any) between the proceeds from the disposal of his Plan Shares under Rule 20.1 and the amount due.

21       APPORTIONMENT OF CAPITAL RECEIPTS

21.1     TREATMENT OF CAPITAL RECEIPTS

         If the Trustee receives any Capital Receipt referred in Rule 15 in respect of, or by reference to, any Plan Shares held on behalf of more than one Participant, then, if and to the extent that such Capital Receipt cannot be precisely divided between such Participants in the appropriate proportions to the extent that it is:

         21.1.1 money's worth, the Trustee shall sell it for the best possible consideration in money that can reasonably be obtained and shall divide the proceeds of sale (after deducting any expenses of sale and any taxation which may be payable by the Trustee) among the Participants in question; and

         21.1.2 money, the Trustee's obligations under this Rule 21 shall be deemed to be discharged if the Trustee pays to each Participant the appropriate amount, rounded down to the nearest penny.


                                                                            (30)

21.2     TRUSTEE TO INFORM PARTICIPANTS

         The Trustee shall inform each Participant in respect of whose Plan Shares the Capital Receipt was received of the treatment thereof for income tax purposes.

22       TERMINATION OF PLAN

22.1     COMPANY MAY TERMINATE PLAN

         The Company may at any time decide to terminate the Plan and if it does so must issue a plan termination notice copies of which shall be given without delay to:

         22.1.1   the Inland Revenue;

         22.1.2   the Trustee; and

         22.1.3   each Participant.

22.2     CONSEQUENCES OF TERMINATION OF PLAN

         If the Company issues a plan termination notice in accordance with Rule 22.1:

         22.2.1   no further Awards may be made under the Plan;

         22.2.2 the Trustee shall remove any Plan Shares from the Plan in accordance with paragraph 90 of Schedule 2; and

         22.2.3 any Partnership Shares Money held on behalf of a Participant must be paid to him as soon as practicable thereafter.

22.3     INLAND REVENUE WITHDRAWAL OF PLAN APPROVAL

         If Inland Revenue approval of the Plan is withdrawn any Partnership Shares Money held on behalf of a Participant must be paid to him as soon as practicable thereafter.

23       SHARES FROM QUALIFYING SHARE OWNERSHIP TRUSTS

         Where Shares are transferred to the Trustee in accordance with paragraph 78 of Schedule 2, it shall award such Shares only as Matching Shares, and in priority to other available Shares.


                                                                            (31)

24       NOTICES

24.1     NOTICE BY COMPANY, EMPLOYER COMPANY, DIRECTORS OR TRUSTEE

         Save as provided for by law and subject to Rule 24.6, any notice, document or other communication given by, or on behalf of the Company, an Employer Company, the Directors or the Trustee to any person in connection with the Plan shall be deemed to have been duly given if delivered to him by hand or sent by e-mail or fax to him at his place of work if he is employed by an Employer Company, or sent by e-mail to such e-mail address as may be specified by him from time to time or through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the date of sending or posting.

24.2     DECEASED PARTICIPANT

         Save as provided for by law and subject to Rule 24.6, any notice, document or other communication given to a Participant shall be deemed to have been duly given notwithstanding that such person is then deceased (and whether or not the Company or Trustee has notice of his death) except where his personal representatives have established their title to the satisfaction of the Company or Trustee as appropriate and supplied to the Company and the Trustee an e-mail or postal address to which notices, documents and other communications are to be sent.

24.3     NOTICE TO COMPANY, EMPLOYER COMPANY, DIRECTORS OR TRUSTEE

         Save as provided for by law and subject to Rule 24.6, any notice, document or other communication given to the Company, the Directors, an Employer Company or the Trustee in connection with the Plan shall be delivered by hand or sent by e-mail, fax or post to the company secretary at such company's registered office or such other e-mail or postal address as may from time to time be notified to individuals or Participants but shall not in any event be deemed to be duly given unless and until it is actually received at the registered office or such e-mail or postal address and shall be deemed to have been duly given on the date of such receipt.

24.4     DISTRIBUTION OF COMPANY DOCUMENTATION

         If any annual or interim report, notice of meeting, circular, letter of offer or other documentation (excepting a dividend warrant or a document of title to shares, securities or rights) is sent to the Trustee relating to any Plan Shares, the Company shall, as soon as reasonably practicable, send, or procure the sending of, a copy of such document to each Participant on behalf of whom such Plan Shares are held. For the avoidance of doubt, the Trustee shall have no obligation to send a copy of any such document to any Participant.


                                                                            (32)

24.5     NOTIFICATION OF LIABILITY TO INCOME TAX

         Where a Participant has become liable to income tax under any relevant provision of ITEPA 2003 or is liable to income tax chargeable under Schedule D Case IV or Schedule F of ICTA 1988, the Trustee shall, as soon as reasonably practicable, inform the Participant of any fact material to determining that liability.

24.6     EXCLUSION OF ELECTRONIC COMMUNICATIONS IN CERTAIN CIRCUMSTANCES

         For the avoidance of doubt, any notice, document or other communication given by or on behalf of the Company, the Directors, an Employer Company or the Trustee to an individual may not be sent by electronic communication if such notice, document, or other communication requires a deduction to be made from wages, including, but not limited to, deduction from wages made pursuant to the Partnership Shares Agreement or the provisions of Rules 5.1 and 5.2.2.

25       FRACTIONAL ENTITLEMENTS

25.1 If, on a company reconstruction, the Trustee receives a share or other security fractions of which would be treated as comprised in two or more Participants' Plan Shares:

         25.1.1 it shall not form part of any new holding for the purpose of Rule 17;

         25.1.2   Rule 21 shall apply to it.

26       PROTECTION OF TRUSTEE

         Any sale by the Trustee of shares, securities or rights which is effected through a member of The Nasdaq Stock Market, Inc. acting in the ordinary course of his business shall be presumed to have been made for the best consideration that could reasonably be obtained at the time of sale.

27       RELATIONSHIP OF PLAN TO CONTRACT OF EMPLOYMENT

27.1     Notwithstanding any other provision of this Plan:

         27.1.1 the Plan or benefits available under the Plan shall not form part of any contract of employment between any Employer Company and an Eligible Partner, or Beneficiary;


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         27.1.2   unless expressly so provided in his contract of employment, an
                  Eligible Partner, or Beneficiary has no right to an Appropriation;

         27.1.3 the benefit to an Eligible Partner, or Beneficiary of participation in the Plan shall not form any part of his remuneration or count as his remuneration for any purpose and shall not be pensionable; and

         27.1.4 if an Eligible Partner, or Beneficiary ceases to have a Relevant Employment, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

28       ALTERATIONS

         No modification, alteration, or amendment to the Rules shall be made except in accordance with clause 22 of the Trust Deed.


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